PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
THE QUARTERLY PERIOD FROM 13 APRIL 2004 TO 12 JULY 2004

NOTE INFORMATION
	Class A Notes		A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$	1,200,000,000	A$	57,500,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	1,086,131,880	A$	57,500,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	64,255,920	A$	0
Principal Balance of each class of Note after payments referred to above have been applied	US$	1,021,875,960	A$	57,500,000
Note Factor at the end of the Quarterly Payment Date		0.85156330		1.00000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	3,611,389	A$	905,979
LIBOR / BBSW in respect of this quarterly period		1.14000%		5.5400%
Rate of interest payable on each class of Note in respect of this quarterly period		1.33000%		6.3900%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		2.38%
Standard & Poor’s indicative required subordination level at time of issue		1.90%
Initial Subordination Level provided on the Closing Date		3.02%
Actual Subordination Level on this Quarterly Payment Date		3.53%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 1 July 2004 no A$ Redraw Notes or additional A$ Class B Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 1 July 2004	A$	9,250,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	17,959
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,270
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	8,642,360
Principal Cash Balance at the end of this Quarterly Payment Date	A$	8,148,080
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	133,792,449
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	8,148,080
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	125,644,369
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	26,789,108

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	98,855,262

Principal Collections (net of redraws and further advances) in relation to this Monthly Payment Date	A$	98,855,262
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	98,855,262

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	64,255,920

(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of redraws and further advances

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 13 APRIL 2004 TO 12 JULY 2004 (continued)

HOUSING LOAN POOL	Number of	Number of Housing	Maximum Current		Minimum Current
INFORMATION IN AUD	Housing Loans	Loan Accounts	Housing Loan Balance		Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	8,083	9,669	A$	1,049,915	A$	0

	Weighted Average	Weighted Average	Maximum	Total
	Original	Current	Original	Valuation
	Loan-to-Value	Loan-to-Value	Loan-to-Value	of the Security
	Ratio	Ratio	Ratio	Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.21%	69.96%	95.00%	A$	2,653,225,729

	Outstanding		Outstanding Balance		Outstanding Balance		Average Current
	Balance of		of Fixed Rate		of Variable Rate		Housing
	Housing Loans		Housing Loans		Housing Loans		Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$	1,621,468,628	A$	122,424,769	A$	1,499,043,859	A$	200,602

	Maximum	Weighted Average	Weighted	Stated
	Remaining Term	Remaining	Average	Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	351 months	339 months	20 months	19.64%

Aggregate outstanding
balance of loans on
which a Further
	Aggregate amount		Average amount		Advance was made
	of Further		of Further Advances		immediately prior to the
	Advances made		made per loan		Further Advances being made
Further Advances (not being subordinated further advances) made during the period from 5 April 2004 to 1 July 2004	A$	11,105,487	A$	54,439	A$	57,235,245

DELINQUENCY
INFORMATION

As at the opening of business on June 1, 2004.

			Outstanding Balance		Percentage of Pool
			of the Applicable		by Outstanding
	Number of	Percentage of	Delinquent Housing		Balance of
	Housing Loans	Pool by number	Loans		Housing Loans
30 - 59 days	33	0.34%	A$	8,800,189	0.54%
60 - 89 days	14	0.14%	A$	4,021,292	0.25%
90 - 119 days	4	0.04%	A$	1,091,006	0.07%
Greater than 120 days	10	0.10%	A$	2,715,179	0.17%

Total Arrears	61	0.62%	A$	16,627,667	1.03%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on June 1, 2004.

Amount of mortgage insurance claims made:	A$	0
Amount of mortgage insurance claims paid:	A$	0
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0